                                                                EXHIBIT 4.1

TRISH 4-6-98



NUMBER
NM



[SPECIMEN SEAL/CORPORATE SEAL]





                                                             CM ETHER 29 H-56005
COMMON
                                                INCORPORATED UNDER THE LAWS OF
                                                    THE STATE OF DELAWARE
LOGO
                                                            SHARES
                                   [PHOTO]

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                             CUSIP 675727 10 1



                                  OCTEL CORP.

THIS CERTIFIES THAT






IS THE OWNER OF

           FULL PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

OCTEL CORP. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the terms and provisions of the Certificate of Incorporation and all amendments thereto, and the By-Laws of the Corporation. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        Witness the seal of the Corporation and the signatures of its duly authorized officers.
Dated



COUNTERSIGNED AND REGISTERED:
     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                   TRANSFER AGENT
                                   AND REGISTRAR

BY:                                           [SIG]                     [SIG]

         AUTHORIZED SIGNATURE           CHAIRMAN OF THE BOARD         SECRETARY

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                                 OCTEL CORP.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST IS TO BE ADDRESSED TO THE SECRETARY OF THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common                 UNIF GIFT MIN ACT - ____________ Custodian ____________
                                                                        (Cust)                 (Minor)
  TEN ENT - as tenants by the entireties                             under Uniform Gifts to Minors

  JT TEN  - as joint tenants with right of                           Act ______________________
            survivorship and not as tenants                                     (State)
            in common

    Additional abbreviations may also be used though not in the above list.


For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]
_______________________________________________________________________________

_______________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE.

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated ______________________________



AFFIX MEDALLION SIGNATURE          X___________________________________________
GUARANTEE IMPRINT BELOW                           (SIGNATURE)


                                   X___________________________________________
                                                  (SIGNATURE)


                                   ____________________________________________
                                   ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                   FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                   WITHOUT ALTERATION OR ENLARGEMENT, OR ANY
                                   CHANGE WHATEVER.

                                   THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                   SECURITIES BROKER/DEALER, COMMERCIAL BANK &
                                   TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION
                                   OR A CREDIT UNION PARTICIPATING IN A
                                   MEDALLION PROGRAM APPROVED BY THE SECURITIES
                                   TRANSFER ASSOCIATION, INC.



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
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              AMERICAN BANKNOTE COMPANY                             PRODUCTION COORDINATOR  TRICIA O'CONNOR 215-830-2154
                680 BlAIR MILL ROAD                                               PROOF OF APRIL 1, 1998
                 HORSHAM, PA  19044                                                    OCTEL CORP.
                    215-657-3480                                                        H 56005bk

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  SALES PERSON          P. SHEERIN - 1 708-599-0404           Opr.                eg                          NEW
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       /home/ed/inprogress/home14/Octel/H56005                                   /net/banknote/home14/O
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